UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04447

                             Brandywine Fund, Inc.
                             ---------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                              William F. D'Alonzo
                               3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------

                    (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                              THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC        ANNUAL REPORT       SEPTEMBER 30, 2005

DEAR FELLOW SHAREHOLDERS:

 The Brandywine Funds fared well in the September quarter, contributing to solid year-to-date performance in an environment marked by modest gains in major indexes. Brandywine and Brandywine Blue grew 15.89 and 10.31 percent this year through September, more than doubling the return of either Fund's best performing benchmark.

 Recent results capped off a strong fiscal year. Returns in the 12 months through September for Brandywine and Brandywine Blue of 30.22 and 24.32 percent surpassed benchmark returns ranging from 11.60 percent to 14.57 percent.

             FISCAL YEAR PERFORMANCE

Brandywine Fund                             30.22%
Brandywine Blue Fund                        24.32%
Russell 3000 Index                          14.57%
Russell 1000 Index                          14.26%
S&P 500 Index                               12.25%
Russell 3000 Growth Index                   12.13%
Russell 1000 Growth Index                   11.60%

Cumulative Total Returns, September 30, 2004 through September 30, 2005.

 Brandywine's performance in the year ended September 30 ranked in the top 3 percent of the 785 funds in Morningstar's mid-cap growth category. Brandywine Blue's trailing-year results ranked in the top 2 percent of the 1,359 funds in Morningstar's large-cap growth category.

 "Management's Discussion of Results" for Brandywine (page 7) and Brandywine Blue (page 13) go into detail on performance over the past year.

 Brandywine grew 11.62 percent in the September quarter, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 4.01 and 4.21 percent. Brandywine Blue posted a return of 8.97 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 3.61, 3.95 and 4.01 percent.

 Energy-related holdings were far and away the most significant contributors to September-quarter results. Energy equipment and service providers went into the quarter with pricing leverage driven by robust demand, only to see that position bolstered when hurricanes Katrina and Rita damaged production assets in the Gulf of Mexico.

 Standout performers common to both Funds included Nabors Industries and Weatherford International, which exceeded June-quarter earnings estimates with 173 and 60 percent growth.

 While exposure to energy producers was small compared with service and equipment suppliers, they figured prominently into September-quarter performance. Land-based oil and gas producers Chesapeake Energy (both Funds) and Southwestern Energy (Brandywine) gained ground after growing June-quarter earnings 52 and 33 percent. They then rallied further as their relative lack of exposure to hurricane-stricken areas positioned them for continued strength.

                                        BRANDYWINE          BRANDYWINE BLUE
  CUMULATIVE TOTAL RETURN                % CHANGE              % CHANGE
  -----------------------               ----------          ---------------
  QUARTER                                  11.62                 8.97
  ONE YEAR                                 30.22                24.32
  FIVE YEARS                                6.52                17.77
  TEN YEARS                               130.39               144.30
  INCEPTION                             1,222.26*<F1>          619.79**<F2>

  ANNUALIZED TOTAL RETURN
  FIVE YEARS                                1.27                 3.33
  TEN YEARS                                 8.70                 9.34
  INCEPTION                                13.97*<F1>           14.35**<F2>

  *<F1> 12/30/85     **<F2> 1/10/91

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

 Although the portfolios were similar in terms of their commitment to energy companies, they differed in the industrial sector, which comprised a greater percentage of assets in Brandywine, and the health-care sector, where Brandywine Blue dedicated a larger portion of assets. These differences played a role in determining the source of performance contributions outside of energy.

 Brandywine benefited from holdings in the industrial sector, where Precision Castparts (Brandywine) was the lead contributor. Its 44 percent June-quarter earnings growth highlighted how cost-cutting moves in years past position the company to capitalize on an upgrade cycle among its aviation customers.

 Joy Global (Brandywine), which makes mining equipment, and Union Pacific (both Funds), which transports coal and other commodities, benefited from their links to coal as the market focused on energy. Joy Global and Union Pacific beat estimates with 185 and 47 percent earnings growth in their most recent quarters.

 Brandywine Blue drew notable strength from health-care holdings, with Amgen (Brandywine Blue) leading the way. The company reported 44 percent June-quarter earnings growth, which topped estimates by 22 percent, and raised revenue and earnings guidance for the full year. Coventry Health Care (both Funds) also aided results, as record June-quarter earnings showed the company reaping promised benefits from its acquisition of First Health. Coventry then raised earnings guidance for the full year.

 Holdings sensitive to consumer discretion were the most significant performance detractors in both Funds. Although not particularly pronounced in most cases, price declines were common among consumer-sensitive holdings during the quarter as concerns grew that energy prices would weigh on consumer spending power.

 For more information on the holdings that influenced September-quarter performance the most, please refer to "Roses and Thorns" on page 4 for Brandywine and page 6 for Brandywine Blue.

 With high gas prices and the government both discouraging discretionary travel, people are cutting back on the spur-of-the-moment trips that might make the difference between a good quarter and a bad one for a given retailer or restaurant chain. Falling temperatures promise to compound matters as homeowners get their first heating bills.

 Our research currently finds fewer companies dependent on consumer discretion poised to exceed expectations and, as a result, Brandywine and Brandywine Blue begin the December quarter with their lowest exposure to the consumer discretionary sector yet this year. Most new additions to the portfolios came from the technology sector.

 Many technology companies represent compelling values at a time when corporations and the government are showing more willingness to spend. We've identified the most opportunities in communications equipment, with solid demand trends for everything from military radios and secure computing networks to call center equipment and other telecom infrastructure.

THE AVERAGE BRANDYWINE FUNDS HOLDING IS EXPECTED TO GROW YEAR-OVER-YEAR EARNINGS BY MORE THAN ONE-THIRD IN THE DECEMBER QUARTER.

 We continue to perform exhaustive research to identify the individual-company earnings trends your team will use to navigate the evolving market environment. We're encouraged by recent performance, and we'll be working hard to build on it in the final quarter of 2005.

 If individual-company fundamentals continue to influence stock prices as much as they have so far this year, we believe your companies should attract attention - the average Brandywine Funds holding is expected to grow year-over-year earnings by more than one-third in the December quarter.

 Your team views each day as an opportunity to build on its insights from the day before to ensure that your portfolio always represents a collection of our best ideas. We look forward to putting our research-driven approach to work on your behalf tomorrow and each new day that follows!

Bill D'Alonzo
Brandywine Funds President                                  September 30, 2005

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

   1. Oracle Corp.                                                    -7.5%
   2. Target Corp.                                                    -7.4%
   3. Nabors Industries, Ltd.                                        +46.9%
   4. Allstate Corp.                                                 +32.8%
   5. Fisher Scientific International Inc.                           +22.6%
   6. Precision Castparts Corp.                                      +41.9%
   7. Union Pacific Corp.                                            +11.9%
   8. Phelps Dodge Corp.                                             +37.3%
   9. Coventry Health Care, Inc.                                     +18.8%
  10. Weatherford International Ltd.                                 +63.6%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             37%
                         S&P 500                    15%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2005

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     43.6%

                                    MID CAP
                           $2 billion to $10 billion
                                     42.6%

                                   SMALL CAP
                                below $2 billion
                                     11.4%

                                      CASH
                                      2.4%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment (9.9%)
Oil & Gas Equipment & Services (8.5%)
Aerospace & Defense (7.0%)
Oil & Gas Exploration & Production (6.2%)
Health Care Equipment (5.6%)
Systems Software (5.4%)
Oil & Gas Drilling (5.1%)
Semiconductors (4.3%)
General Merchandise Stores (3.9%)
Property & Casualty Insurance (3.7%)
All Other Industry Groups (38.0%)
Cash (2.4%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                            $ GAIN
  BIGGEST $ WINNERS     (IN MILLIONS)   % GAIN     REASON FOR MOVE
  -----------------     -------------   ------     ---------------

  Chesapeake Energy
        Corp.               $65.1        49.1      June-quarter earnings grew 52 percent on revenue growth of 82 percent. Continued
                                                   drilling success in several high-potential areas, including the Barnett Shale area in North Texas, the Mountain Front area in Oklahoma and the Haley area in
                                                   West Texas, are driving results. In addition to owning considerable reserves,
                                                   Chesapeake drills the deepest natural gas wells in the U.S., helping it exceed production expectations amid surging energy demand.

  Phelps Dodge Corp.        $52.9        40.7      The world's second largest copper producer grew June-quarter earnings 84 percent, beating estimates. Copper prices remain at elevated levels, and mining issues at competitors Asarco and Falconbridge encouraged investors to focus on
                                                   Phelps Dodge's industry leading position. Copper producers will see increased demand associated with rebuilding efforts on the Gulf Coast following two catastrophic hurricanes.

     Southwestern
      Energy Co.            $43.1        56.2      June-quarter earnings grew 33 percent as quarterly revenues jumped 13 percent to
                                                   $132 million. The integrated energy company focused on natural-gas and oil production announced positive surprises for exploratory wells on its
                                                   Fayetteville Shale, Arkansas property, indicating greater production and reserve growth than Wall Street anticipated. Natural-gas prices will likely remain elevated throughout the winter following the infrastructure and production damage wrought by two hurricanes in the Gulf of Mexico.

 Precision Castparts
        Corp.               $38.5        36.3      The manufacturer of jet-engine parts grew June-quarter earnings 44 percent, marking 21 consecutive quarters of surpassing consensus estimates. Demand increased as aircraft manufacturers, utilities and power companies worked to replace critical, high-wear parts in jet engines and industrial gas turbines built three to five years ago.

   Joy Global Inc.          $23.8        43.1      The maker of mining equipment used to extract coal and other raw materials grew July-quarter earnings 185 percent, beating estimates by 12 percent. Backlog and pricing have risen as the company's customers look to benefit on favorable supply and demand metrics in the energy and materials end markets. Your team sold Joy Global when it reached our target price.

                            $ LOSS
   BIGGEST $ LOSERS     (IN MILLIONS)   % LOSS     REASON FOR MOVE
   ----------------     -------------   ------     ---------------

Triad Hospitals, Inc.       $22.8        16.9      June-quarter earnings grew 27 percent, beating estimates. While Triad had less exposure to the Gulf Coast hurricanes than many other hospital companies, it experienced a large influx of patients transferred from the hospitals severely affected. With uncertainty regarding the likelihood of payment for these additional services rendered, investors worried that Triad's bad debt expense would increase and hamper its earnings prospects. Your team sold Triad to fund an idea with greater near-term earnings visibility.

     Oracle Corp.           $12.7         7.4      The world's third-largest software maker grew August-quarter earnings 40 percent. Shares retraced on news that license revenue was less than expected as a few large deals were pushed into the November quarter. Additionally, some investors expressed skepticism regarding the company's ability to integrate large acquisitions Siebel Systems and PeopleSoft.

     Target Corp.           $12.4         7.4      The discount retailer grew July-quarter earnings 39 percent, beating estimates.
                                                   General concerns related to the effect higher energy costs will have on consumer spending trends weighed on shares. With improving sales and margins and a new store prototype running ahead of plan, we believe the reaction is overblown.
                                                   September same-store sales growth came in ahead of expectations at 5.6 percent after the quarter closed.

      Nike, Inc.            $11.5         7.7      The athletic shoe manufacturer grew August-quarter earnings 33 percent, beating estimates by 13 percent. Your team sold shares after contacts at numerous sporting goods and footwear retailers in the U.S. and Europe reported slowing overall sales. New products aren't due out until early next year, making a slowdown in consumer spending more likely to impact the company.

    Allstate Corp.          $10.4         6.5      June-quarter earnings grew 13 percent to $1.66, beating estimates by 10 percent.
                                                   Shares suffered with those of other insurers on concerns that catastrophic hurricanes in the Gulf of Mexico would generate big losses. While there remains some uncertainty surrounding the actual costs of the hurricanes, our research indicates that investors overreacted in the case of Allstate, whose book is less exposed to these areas than many competitors. Meanwhile, the company continues to reap the benefits associated with its new multi-tiered and segmented underwriting models.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

   1. Phelps Dodge Corp.                                             +34.5%
   2. Coventry Health Care, Inc.                                     +16.7%
   3. Fisher Scientific International Inc.                            +1.2%
   4. Nabors Industries, Ltd.                                        +41.0%
   5. Allstate Corp.                                                 +11.3%
   6. Amgen Inc.                                                     +20.4%
   7. Oracle Corp.                                                    -6.9%
   8. Chesapeake Energy Corp.                                        +70.4%
   9. Target Corp.                                                    -4.7%
  10. Union Pacific Corp.                                            +11.6%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             35%
                         S&P 500                    15%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. SEPTEMBER 30, 2005

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     68.0%

                                    MID CAP
                           $2 billion to $10 billion
                                     27.5%

                                      CASH
                                      4.5%

                            TOP TEN INDUSTRY GROUPS

Communications Equipment (10.7%)
Oil & Gas Equipment & Services (7.6%)
Semiconductors (6.9%)
Oil & Gas Drilling (5.6%)
Diversified Metals & Mining (5.0%)
Managed Health Care (4.8%)
Health Care Equipment (4.7%)
Property & Casualty Insurance (4.6%)
Biotechnology (4.5%)
Systems Software (4.3%)
All Other Industry Groups (36.8%)
Cash (4.5%)

                              BRANDYWINE BLUE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN    REASON FOR MOVE
    -----------------      -------------   ------    ---------------

    Chesapeake Energy
          Corp.                $19.9        53.3     June-quarter earnings grew 52 percent on revenue growth of 82 percent.
                                                     Continued drilling success in several high-potential areas, including the
                                                     Barnett Shale area in North Texas, the Mountain Front area in Oklahoma and the
                                                     Haley area in West Texas, are driving results. In addition to owning considerable reserves, Chesapeake drills the deepest natural gas wells in the
                                                     U.S., helping it exceed production expectations amid surging energy demand.

   Phelps Dodge Corp.          $16.6        36.3     The world's second largest copper producer grew June-quarter earnings 84 percent, beating estimates. Copper prices remain at elevated levels, and mining issues at competitors Asarco and Falconbridge encouraged investors to focus on Phelps Dodge's industry leading position. Copper producers will see increased demand associated with rebuilding efforts on the Gulf Coast following two catastrophic hurricanes.

     Halliburton Co.           $12.2        35.3     The oil-field services and construction provider grew June-quarter earnings
                                                     124 percent, beating estimates by 36 percent. Results were driven by price increases for the company's pressure pumping services as production companies drilled more to bolster reserves and keep pace with rising demand.
                                                     Additionally, orders increased for the construction of new liquefied natural gas (LNG) terminals that unload LNG from tankers and convert it back to gas.

       Amgen Inc.              $10.0        22.4     The world's largest biotechnology company grew June-quarter earnings 44 percent, beating estimates by 22 percent, and raised its earnings and revenue guidance for 2005. Strong performance in the company's supportive care franchise for oncology and dialysis patients aided results. Changes in the way the Medicare program reimburses doctors haven't eroded sales of Amgen's approved products. The company also has a broad array of new drugs in clinical trials.

 Nabors Industries, Ltd.       $8.5         17.3     The world's largest on-shore oil and natural-gas contract driller grew June-
                                                     quarter earnings 173 percent, topping estimates by 14 percent. Strong pricing trends for land rigs were magnified when damaging hurricanes in the Gulf of
                                                     Mexico forced energy producers to ramp up land drilling to offset production declines.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
    ----------------       -------------   ------    ---------------

   Apollo Group, Inc.          $4.9         10.8     The provider of higher education through its subsidiaries like the University of Phoenix grew May-quarter earnings 28 percent, beating estimates.
                                                     Preliminary data for the August quarter showed a mix of student enrollments that was skewed toward less profitable online students. Your team sold Apollo to fund an idea with greater near-term earnings upside.

   Seagate Technology          $4.5         16.5     June-quarter earnings grew to $0.55 per share from $0.01 a year ago, beating estimates. Shares fell on news that Apple Computer was shifting from Seagate's hard drives to flash memory for its new iPod nano digital music player, indicating that flash prices have declined enough to be competitive with hard drives. Your team sold Seagate to fund an idea with greater near-term earnings upside.

      Oracle Corp.             $3.9         6.9      The world's third-largest software maker grew August-quarter earnings 40 percent. Shares retraced on news that license revenue was less than expected as a few large deals were pushed into the November quarter. Additionally, some investors expressed skepticism regarding the company's ability to integrate large acquisitions Siebel Systems and PeopleSoft.

       Nike, Inc.              $3.3         7.6      The athletic shoe manufacturer grew August-quarter earnings 33 percent, beating estimates by 13 percent. Your team sold shares after contacts at numerous sporting goods and footwear retailers in the U.S. and Europe reported slowing overall sales. New products aren't due out until early next year, making a slowdown in consumer spending more likely to impact the company.

      Target Corp.             $3.1         6.1      The discount retailer grew July-quarter earnings 39 percent, beating estimates. General concerns related to the effect higher energy costs will have on consumer spending trends weighed on shares. With improving sales and margins and a new store prototype running ahead of plan, we believe the reaction is overblown. September same-store sales growth came in ahead of expectations at 5.6 percent after the quarter closed.

All gains/losses are calculated on an average cost basis

              MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE FUND

 Brandywine Fund's investment strategy emphasizes the relationship between earnings performance and stock prices. While oil prices and other broad factors influenced stocks at various times in the fiscal year ended September 30, 2005, individual-company earnings trends emerged as the main influence on stocks during the period.

 Brandywine outpaced its primary benchmarks in each of the fiscal year's four quarters. Overall, Brandywine grew 30.22 percent in the 12 months through September, more than doubling gains in the S&P 500, Russell 3000 and Russell 3000 Growth Indexes of 12.25, 14.57 and 12.13 percent.

 With the price of crude oil up 70 percent over the previous fiscal year, oil prices commanded investor attention as the fiscal year began. Prices fell notably during the December quarter of 2004, boosting economic expectations and sparking a broad-based stock market rally.

 Raw materials, industrial and homebuilding holdings fared particularly well as the improved backdrop enabled investors to recognize earnings strength that the Friess team identified earlier. Brandywine grew 12.36 percent in the December quarter, putting it 2.20 percentage points ahead of its best performing benchmark.

 Enthusiasm waned in the March quarter of 2005 as oil prices resumed a steady rise and the Fed remained committed to increasing short-term interest rates. Most major indexes, including Brandywine's benchmarks, lost ground. Brandywine grew 1.07 percent thanks to solid contributions from energy and raw materials holdings. Based on individual-company earnings outlooks, the Fund also held relatively few companies from the financial and technology sectors, which were among the market's poorest performers.

 During the March quarter, the Friess team sold a number of raw materials and industrial holdings that reached their target prices and used the proceeds to fund purchases in the consumer discretionary and energy sectors. Holdings from these areas led Brandywine to a 2.73 percent gain in a generally positive June-quarter environment. Benchmark returns ranged from 1.37 to 2.55 percent.

 Energy holdings comprised one of Brandywine's largest percentages of assets as the September quarter began. That worked in the Fund's favor as oil prices climbed to a new all-time high and hurricanes damaged Gulf of Mexico production assets, drawing investor attention to earnings strength among the Fund's energy service and equipment holdings. Brandywine grew 11.62 percent in the quarter, outpacing its nearest benchmark by 7.41 percentage points.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE FUND, RUSSELL 3000 GROWTH(1)<F3>, RUSSELL 3000 INDEX(2)<F4> AND S&P 500 INDEX(3)<F5>

    DATE     BRANDYWINE FUND   RUSSELL 3000 GROWTH    RUSSELL 3000     S&P 500
    ----     ---------------   -------------------    ------------     -------
 9/30/1995       $10,000             $10,000             $10,000       $10,000
 9/30/1996       $11,000             $12,047             $11,880       $12,040
 9/30/1997       $15,323             $16,275             $16,445       $16,940
 9/30/1998       $11,079             $17,457             $17,171       $18,482
 9/30/1999       $15,155             $21,816             $21,690       $23,620
 9/30/2000       $21,643             $27,024             $25,635       $26,757
 9/30/2001       $16,782             $14,763             $18,481       $19,634
 9/30/2002       $13,964             $11,483             $15,003       $15,612
 9/30/2003       $15,589             $14,576             $18,891       $19,421
 9/30/2004       $17,704             $15,716             $21,585       $22,115
 9/30/2005       $23,054             $17,622             $24,730       $24,824

                          AVERAGE ANNUAL TOTAL RETURN

                                                         Since Inception
       1-Year          5-Year           10-Year              12/30/85
       ------          ------           -------          ---------------
       30.22%          1.27%             8.70%                13.97%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
(2)<F4> The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.
(3)<F5> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2005

  SHARES                                            COST             VALUE
  ------                                            ----             -----

COMMON STOCKS - 97.6% (A)<F7>

CONSUMER DISCRETIONARY

               APPAREL RETAIL - 0.4%
     98,600    Charming Shoppes, Inc.*<F6>     $    1,065,738   $    1,052,062
    127,200    Gymboree Corp.*<F6>                  2,129,363        1,735,008
    139,800    Jos. A. Bank Clothiers, Inc.*<F6>    4,802,004        6,042,156
    271,600    Too Inc.*<F6>                        7,289,038        7,449,988

               APPAREL, ACCESSORIES & LUXURY GOODS - 0.2%
    320,600    Phillips-Van Heusen Corp.            9,453,623        9,945,012

               CONSUMER ELECTRONICS - 2.6%
  1,003,900    Harman International
                 Industries, Inc.                  84,533,047      102,668,853

               FOOTWEAR - 0.2%
    348,500    Wolverine World Wide, Inc.           8,384,816        7,335,925

               GERNERAL MERCHANDISE STORES - 3.9%
  3,009,800    Target Corp.                       168,705,710      156,298,914

               HOMEBUILDING - 1.3%
    337,200    Champion Enterprises, Inc.*<F6>      4,757,752        4,983,816
    553,500    KB Home, Inc.                       32,173,285       40,516,200
     10,000    Meritage Homes Corp.*<F6>              728,550          766,600
    400,000    Williams Scotsman
                 International Inc.*<F6>            6,400,000        6,400,000

               HOUSEWARES & SPECIALTIES - 0.6%
    545,200    Jarden Corp.*<F6>                   21,671,915       22,391,364

               LEISURE PRODUCTS - 0.5%
    650,000    Callaway Golf Co.                   10,070,393        9,808,500
    230,000    Nautilus,  Inc.                      4,954,549        5,076,100
    139,800    SCP Pool Corp.                       4,561,186        4,883,214

               SPECIALTY STORES - 0.2%
    147,200    Tractor Supply Co.*<F6>              7,171,909        6,719,680
                                               --------------   --------------
               TOTAL CONSUMER DISCRETIONARY       378,852,878      394,073,392

               THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

               DRUG RETAIL - 2.9%
  4,060,800    CVS Corp.                          111,538,315      117,803,808

               PERSONAL PRODUCTS - 0.1%
    201,900    Playtex Products, Inc.*<F6>          2,290,586        2,220,900
                                               --------------   --------------
               TOTAL CONSUMER STAPLES             113,828,901      120,024,708

               THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

ENERGY

               COAL & CONSUMABLE FUELS - 0.1%
     74,300    Foundation Coal Holdings, Inc.       2,887,461        2,856,835

               OIL & GAS DRILLING - 5.1%
    587,300    ENSCO International Inc.            26,224,127       27,362,307
  2,081,000    Nabors Industries, Ltd.*<F6>       101,761,369      149,478,230
    673,300    Todco                               19,060,222       28,083,343

               OIL & GAS EQUIPMENT & SERVICES - 8.5%
    404,300    Cal Dive International, Inc.*<F6>   24,115,165       25,636,663
    125,000    Core Laboratories N.V.*<F6>          2,925,329        4,032,500
    380,000    Dresser-Rand Group, Inc.*<F6>        8,419,236        9,359,400
  1,386,300    Halliburton Co.                     70,877,718       94,989,276
    218,900    Hornbeck Offshore
                 Services, Inc.*<F6>                7,747,346        8,018,307
    102,800    Oceaneering
                 International, Inc.*<F6>           4,966,384        5,490,548
    400,000    Stolt Offshore S.A. ADR*<F6>         3,157,110        4,632,000
    643,200    Superior Energy
                 Services, Inc.*<F6>               10,143,929       14,851,488
    225,000    TETRA Technologies, Inc.*<F6>        4,143,121        7,024,500
    577,900    Tidewater Inc.                      28,209,108       28,126,393
    276,200    Veritas DGC Inc.*<F6>                6,374,439       10,114,444
  1,878,700    Weatherford
                 International Ltd.*<F6>           78,832,441      128,991,542

               OIL & GAS EXPLORATION & PRODUCTION - 6.2%
  3,015,800    Chesapeake Energy Corp.             37,982,319      115,354,350
    383,500    Comstock Resources, Inc.*<F6>       11,614,054       12,582,635
  1,630,000    Southwestern Energy Co.*<F6>        47,779,438      119,642,000

               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.6%
  1,365,000    OMI Corp.                           26,105,417       24,392,550
                                               --------------   --------------
               TOTAL ENERGY                       523,325,733      821,019,311

               THIS SECTOR IS 56.9% ABOVE YOUR FUND'S COST.

FINANCIALS

               PROPERTY & CASUALTY INSURANCE - 3.7%
  2,701,200    Allstate Corp.                     112,422,641      149,349,348

               REGIONAL BANKS - 0.3%
    235,000    SVB Financial Group*<F6>            11,040,950       11,430,400
                                               --------------   --------------
               TOTAL FINANCIALS                   123,463,591      160,779,748

               THIS SECTOR IS 30.2% ABOVE YOUR FUND'S COST.

HEALTH CARE

               HEALTH CARE EQUIPMENT - 5.6%
  1,108,600    Beckman Coulter, Inc.               61,144,179       59,842,228
    649,800    Cytyc Corp.*<F6>                    16,389,574       17,447,130
  2,333,500    Fisher Scientific
                 International Inc.*<F6>          118,126,362      144,793,675

               HEALTH CARE SERVICES - 0.3%
    177,700    Pediatrix Medical Group, Inc.*<F6>  13,374,124       13,650,914

               HEALTH CARE SUPPLIES - 0.6%
    304,100    The Cooper Companies, Inc.          20,347,596       23,297,101

               MANAGED HEALTH CARE - 3.4%
  1,563,100    Coventry Health Care, Inc.*<F6>    113,193,717      134,457,862

               PHARMACEUTICALS - 0.6%
    627,400    Shire Pharmaceuticals Group
                 PLC - SP-ADR                      23,228,628       23,207,526
                                               --------------   --------------
               TOTAL HEALTH CARE                  365,804,180      416,696,436

               THIS SECTOR IS 13.9% ABOVE YOUR FUND'S COST.

INDUSTRIALS

               AEROSPACE & DEFENSE - 7.0%
    525,000    Armor Holdings, Inc.*<F6>           20,278,544       22,580,250
    334,800    Embraer-Empresa Brasileira
                 de Aeronautica S.A. ADR           12,189,596       12,923,280
  2,143,300    Goodrich Corp.                      82,027,368       95,033,922
    357,200    K&F Industries Holdings, Inc.*<F6>   6,258,361        5,975,956
  2,719,200    Precision Castparts Corp.          101,776,550      144,389,520

               AIRLINES - 0.1%
    220,000    SkyWest, Inc.                        5,361,778        5,900,400

               COMMERCIAL PRINTING - 1.8%
  1,885,400    R. R. Donnelley & Sons Co.          63,503,303       69,891,778

               CONSTRUCTION & ENGINEERING - 1.0%
    912,500    McDermott International, Inc.*<F6>  19,959,268       33,406,625
     50,000    URS Corp.*<F6>                       1,815,000        2,019,500
    117,300    Washington Group
                 International, Inc.*<F6>           6,043,669        6,321,297

               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.8%
    150,000    Bucyrus International, Inc.          5,007,510        7,369,500
    404,000    JLG Industries, Inc.                 8,715,829       14,782,360
    175,000    Manitowoc Company, Inc.              6,859,529        8,793,750

               DIVERSIFIED COMMERCIAL SERVICES - 0.4%
    298,600    Career Education Corp.*<F6>         11,638,609       10,618,216
    142,400    Corrections Corporation
                 of America*<F6>                    5,422,469        5,653,280
     51,900    DeVry, Inc.*<F6>                       977,687          988,695

               ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
    445,100    AMETEK, Inc.                        15,075,271       19,125,947
    400,000    Thomas & Betts Corp.*<F6>           12,327,815       13,764,000

               ENVIRONMENTAL SERVICES - 0.3%
    364,900    Waste Connections, Inc.*<F6>        12,577,832       12,800,692

               INDUSTRIAL CONGLOMERATE - 0.8%
    616,000    Walter Industries, Inc.             26,997,934       30,134,720

               INDUSTRIAL MACHINERY - 0.3%
    219,200    IDEX Corp.                           8,639,898        9,326,960
    146,500    Timken Co.                           2,743,603        4,340,795

               MARINE - 0.2%
    409,400    Eagle Bulk Shipping Inc.*<F6>        5,731,600        7,021,210

               OFFICE SERVICES & SUPPLIES - 0.5%
    634,500    Herman Miller, Inc.                 20,357,395       19,225,350

               RAILROADS - 3.5%
  1,977,400    Union Pacific Corp.                126,690,960      141,779,580

               TRADING COMPANIES & DISTRIBUTORS - 0.7%
    309,300    Aviall, Inc.*<F6>                    9,212,574       10,448,154
    885,500    United Rentals, Inc.*<F6>           17,544,578       17,453,205
                                               --------------   --------------
               TOTAL INDUSTRIALS                  615,734,530      732,068,942

               THIS SECTOR IS 18.9% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

               APPLICATION SOFTWARE - 1.6%
  1,420,200    Amdocs Ltd.*<F6>                    41,563,835       39,382,146
  2,611,600    Compuware Corp.*<F6>                20,912,981       24,810,200

               COMMUNICATIONS EQUIPMENT - 9.9%
  2,397,000    Comverse Technology, Inc.*<F6>      60,213,075       62,969,190
  5,130,100    Corning Inc.*<F6>                   57,060,305       99,164,833
    506,300    L.M. Ericsson Telephone Co.
                 ADR                               18,453,792       18,652,092
  2,029,600    Harris Corp.                        79,327,252       84,837,280
  3,291,800    Juniper Networks, Inc.*<F6>         77,354,730       78,311,922
  1,097,200    Motorola, Inc.                      19,749,573       24,237,148
    186,000    SafeNet, Inc.*<F6>                   6,695,981        6,753,660
     63,200    Tekelec*<F6>                         1,152,659        1,324,040
  1,793,800    Tellabs, Inc.*<F6>                  18,789,254       18,870,776

               COMPUTER HARDWARE - 0.0%
     37,600    Jack Henry & Associates, Inc.          713,178          729,440

               DATA PROCESSING & OUTSOURCED SERVICES - 2.2%
  2,221,400    First Data Corp.                    93,721,694       88,856,000

               ELECTRONIC EQUIPMENT MANUFACTURERS - 1.1%
  1,449,800    FLIR Systems, Inc.*<F6>             44,696,353       42,885,084

               IT CONSULTING & OTHER SERVICES - 0.8%
    254,500    Anteon International Corp.*<F6>      8,642,565       10,882,420
    351,500    CACI International Inc.*<F6>        21,698,251       21,300,900

               SEMICONDUCTOR EQUIPMENT - 0.5%
    875,200    MEMC Electronic
                 Materials, Inc.*<F6>              15,073,407       19,945,808

               SEMICONDUCTORS - 4.3%
  3,982,900    Advanced Micro Devices, Inc.*<F6>   89,825,745      100,369,080
  1,939,900    Analog Devices, Inc.                71,070,410       72,047,886

               SYSTEMS SOFTWARE - 5.4%
  1,537,600    McAfee, Inc.*<F6>                   44,605,056       48,311,392
    206,900    MICROS Systems, Inc.*<F6>            8,408,822        9,051,875
 12,832,600    Oracle Corp.*<F6>                  171,825,223      158,995,914
                                               --------------   --------------
               TOTAL INFORMATION TECHNOLOGY       971,554,141    1,032,689,086

               THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

MATERIALS

               CONSTRUCTION MATERIALS - 0.7%
    498,200    Cemex S.A. de C.V.  SP-ADR          24,897,596       26,055,860

               DIVERSIFIED METALS & MINING - 3.5%
  1,063,800    Phelps Dodge Corp.                 100,636,477      138,219,534

               STEEL - 1.5%
    379,300    Carpenter Technology Corp.          23,506,273       22,230,773
    508,400    Commercial Metals Co.               14,953,207       17,153,416
    575,300    Steel Dynamics, Inc.                19,664,016       19,537,188
                                               --------------   --------------
               TOTAL MATERIALS                    183,657,569      223,196,771
                                               --------------   --------------

               THIS SECTOR IS 21.5% ABOVE YOUR FUND'S COST.

               Total common stocks              3,276,221,523    3,900,548,394

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.7% (A)<F7>

               COMMERCIAL PAPER - 2.6%
$50,000,000    Countrywide Financial Corp.,
                 due 10/03/05, discount of 3.85%   49,989,306       49,989,306
 29,000,000    Countrywide Financial Corp.,
                 due 10/04/05, discount of 3.83%   28,990,744       28,990,744
 27,000,000    Countrywide Financial Corp.,
                 due 10/05/05, discount of 3.86%   26,988,420       26,988,420
                                               --------------   --------------
               Total commercial paper             105,968,470      105,968,470

               VARIABLE RATE DEMAND NOTE - 0.1%
  2,561,286    U.S. Bank, N.A., 3.59%               2,561,286        2,561,286
                                               --------------   --------------
               Total short-term investments       108,529,756      108,529,756
                                               --------------   --------------
               Total investments               $3,384,751,279    4,009,078,150
                                               --------------
                                               --------------
               Liabilities, less cash and
                 receivables (0.3%) (A)<F7>                        (13,496,469)
                                                                --------------
                 NET ASSETS                                     $3,995,581,681
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value, 500,000,000
               shares authorized), offering
               and redemption price
               ($3,995,581,681 / 126,845,383
               shares outstanding)                                      $31.50
                                                                        ------
                                                                        ------

  *<F6>  Non-dividend paying security.
(A)<F7> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts
N.V. - Netherlands Antillies Limited Liability Corp.

  The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2005

INCOME:
   Dividends                                                      $ 27,020,925
   Interest                                                          2,553,838
                                                                  ------------
   Total income                                                     29,574,763
                                                                  ------------

EXPENSES:
   Management fees                                                  36,924,678
   Transfer agent fees                                               1,462,478
   Administrative services                                             619,180
   Printing and postage expense                                        336,759
   Board of Directors fees and expenses                                268,339
   Custodian fees                                                      210,781
   Professional fees                                                    62,437
   Insurance expense                                                    62,268
   Registration fees                                                    49,400
   Other expenses                                                       47,608
                                                                  ------------
   Total expenses                                                   40,043,928
                                                                  ------------
NET INVESTMENT LOSS                                                (10,469,165)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   682,236,498
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             311,487,501
                                                                  ------------
NET GAIN ON INVESTMENTS                                            993,723,999
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $983,254,834
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2005 and 2004

                                                                                                   2005               2004
                                                                                                   ----               ----
OPERATIONS:
   Net investment loss                                                                        $  (10,469,165)    $  (20,471,883)
   Net realized gain on investments                                                              682,236,498        279,692,234
   Net increase in unrealized appreciation on investments                                        311,487,501        196,081,197
                                                                                              --------------     --------------
   Net increase in net assets resulting from operations                                          983,254,834        455,301,548
                                                                                              --------------     --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (12,144,409 and 15,923,002 shares, respectively)                  337,444,419        381,959,569
   Cost of shares redeemed (33,555,852 and 26,634,617 shares, respectively)                     (911,910,269)      (636,057,970)
                                                                                              --------------     --------------
   Net decrease in net assets derived from Fund share activities                                (574,465,850)      (254,098,401)
                                                                                              --------------     --------------

   TOTAL INCREASE                                                                                408,788,984        201,203,147

NET ASSETS AT THE BEGINNING OF THE YEAR                                                        3,586,792,697      3,385,589,550
                                                                                              --------------     --------------
NET ASSETS AT THE END OF THE YEAR                                                             $3,995,581,681     $3,586,792,697
   (Includes accumulated net investment loss of ($687,992) and ($421,602), respectively)      --------------     --------------
                                                                                              --------------     --------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                             YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------

                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $24.19         $21.30         $19.08         $22.93         $46.23

Income from investment operations:
   Net investment loss(1)<F8>                             (0.08)         (0.13)         (0.10)         (0.12)         (0.09)
   Net realized and unrealized gains (losses)
   on investments                                          7.39           3.02           2.32          (3.73)         (7.10)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           7.31           2.89           2.22          (3.85)         (7.19)

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --             --         (16.11)
                                                         ------         ------         ------         ------         ------
Total from distribution                                      --             --             --             --         (16.11)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $31.50         $24.19         $21.30         $19.08         $22.93
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              30.22%         13.57%         11.64%        (16.79%)       (22.46%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  3,995,582      3,586,793      3,385,590      3,196,859      4,302,986
Ratio of expenses to average net assets                    1.08%          1.08%          1.09%          1.08%          1.06%
Ratio of net investment loss
   to average net assets                                  (0.25%)        (0.55%)        (0.53%)        (0.52%)        (0.32%)
Portfolio turnover rate                                   183.4%         247.0%         279.3%         272.9%         284.3%

(1)<F8> Net investment loss per share was calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

                          DEFINITIONS AND DISCLOSURES
        (THIS SECTION IS NOT PART OF THE AUDITED FINANCIAL STATEMENTS.)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 9/30/05, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2005, the Russell 1000 Index's average annual total returns for 1, 5 and 10 years were 14.26, -1.27 and 9.65 percent; the Russell 1000 Growth Index's were 11.60, -8.64 and 6.89 percent; the Russell 3000 Index's were 14.57, -0.72 and 9.54 percent; the Russell 3000 Growth Index's were 12.13, -8.20 and 6.62 percent; and the S&P 500 Index's were 12.25, -1.49 and 9.49 percent. The S&P 500 Index's average annual total return since Brandywine Fund's inception on 12/30/85 was 11.97 percent.

Morningstar Inc.' s "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds. Brandywine Fund was ranked in the 3, 22 and 47 percentiles out of the 785, 464 and 166 funds in Morningstar's Mid-Cap Growth category for the 1-, 5- and 10-year periods, respectively, as of September 30, 2005. Over the same periods, Brandywine Blue Fund was ranked in the 2, 2 and 16 percentiles out of the 1359, 842 and 276 funds in Morningstar's Large-Cap Growth category.

      MANAGEMENT'S DISCUSSION OF RESULTS, BRANDYWINE BLUE FUND (UNAUDITED)

 Brandywine Blue Fund's consistent focus on individual-company earnings prospects served it well in the fiscal year ended September 30, 2005. Despite rising energy prices, increased interest rates and other broad influences on market sentiment, the correlation between earnings performance and stock prices was solid during the period.

 Brandywine Blue grew 24.28 percent in the 12 months through September. Its main benchmarks, the S&P 500, Russell 1000 and Russell 1000 Growth Indexes, gained 12.25, 14.26 and 11.60 percent.

 Following a period in which a sustained rise in oil prices topped investor concerns, the market seemed set for more of the same as the December quarter of 2004 began. Investors grew increasingly optimistic as oil soon retreated from its high, fueling a favorable environment for a wide range of stocks. Holdings from the raw materials, industrial and homebuilding sectors drove results as investors rewarded their strong earnings growth. Brandywine Blue grew 12.69 percent in the quarter, outpacing its best performing benchmark by 2.89 percentage points.

 The market's mood shifted in the March quarter of 2005. Oil prices regained upward momentum and the Fed remained committed to raising short-term interest rates. Most major indexes declined. Although Brandywine Blue's energy, industrial and raw material holdings generally fared well, technology and financial holdings struggled amid concerns about the economy due to rising energy prices and interest rates. Brandywine Blue retraced 2.50 percent, putting it between benchmark declines ranging from 1.91 to 4.09 percent.

 By relying on company-by-company research rather than macro trends, Brandywine Blue was well-positioned for the June quarter. Holdings in the retail and homebuilding sectors reported earnings results that belied economic concerns raised in the previous quarter. Select technology and financial holdings aided results as well. Brandywine Blue outperformed its benchmarks with a 3.83 percent return.

 Energy holdings comprised one of the largest percentages of assets at the start of the September quarter, and their presence increased as the Friess team isolated new opportunities. They performed well as oil prices reached a new all-time high and hurricanes damaged Gulf of Mexico production assets, prompting investors to recognize earnings strength among the Brandywine Blue energy service and equipment holdings. Brandywine Blue grew 8.94 percent for the quarter, more than doubling returns in its benchmarks.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BRANDYWINE BLUE FUND, RUSSELL 1000 GROWTH(1)<F9>, RUSSELL 1000 INDEX(2)<F10> AND S&P 500 INDEX(3)<F11>

    DATE     BRANDYWINE BLUE FUND  RUSSELL 1000 GROWTH   RUSSELL 1000   S&P 500
    ----     --------------------  -------------------   ------------   -------
 9/30/1995         $10,000               $10,000            $10,000     $10,000
 9/30/1996         $10,890               $12,139            $11,945     $12,040
 9/30/1997         $15,420               $16,546            $16,568     $16,940
 9/30/1998         $11,334               $18,384            $17,742     $18,482
 9/30/1999         $15,323               $23,323            $22,527     $23,620
 9/30/2000         $20,752               $28,788            $26,540     $26,757
 9/30/2001         $16,618               $15,649            $18,997     $19,634
 9/30/2002         $14,271               $12,126            $15,291     $15,612
 9/30/2003         $16,688               $15,268            $19,135     $19,421
 9/30/2004         $19,659               $16,415            $21,795     $22,115
 9/30/2005         $24,432               $19,471            $24,902     $24,835

                          AVERAGE ANNUAL TOTAL RETURN

                                                         Since Inception
        1-Year          5-Year          10-Year              01/10/91
        ------          ------          -------          ---------------
        24.28%           3.32%           9.34%                14.35%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F9> The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)<F10> The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes income.
(3)<F11> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index, which assumes reinvestment of dividends.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2005

  SHARES                                            COST             VALUE
  ------                                            ----             -----

COMMON STOCKS - 95.5% (A)<F13>

CONSUMER DISCRETIONARY

               CONSUMER ELECTRONICS - 3.5%
    110,000    Garmin Ltd.                     $    5,627,933   $    7,461,300
    348,900    Harman International
                 Industries, Inc.                  30,219,595       35,682,003

               GENERAL MERCHANDISE STORES - 3.9%
    931,200    Target Corp.                        50,717,726       48,357,216

               HOMEBUILDING - 3.3%
    553,200    KB Home, Inc.                       40,109,846       40,494,240
                                               --------------   --------------
               TOTAL CONSUMER DISCRETIONARY       126,675,100      131,994,759

               THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES

               DRUG RETAIL - 3.7%
  1,578,200    CVS Corp.                           41,246,561       45,783,582
                                               --------------   --------------
               TOTAL CONSUMER STAPLES              41,246,561       45,783,582

               THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

ENERGY

               OIL & GAS DRILLING - 5.6%
    253,000    ENSCO International Inc.            11,513,013       11,787,270
    797,800    Nabors Industries, Ltd.*<F12>       40,643,466       57,305,974

               OIL & GAS EQUIPMENT & SERVICES - 7.6%
    684,800    Halliburton Co.                     29,748,354       46,922,496
    685,600    Weatherford
                 International Ltd.*<F12>          33,989,296       47,073,296

               OIL & GAS EXPLORATION & PRODUCTION - 4.1%
  1,306,500    Chesapeake Energy Corp.             29,332,329       49,973,625
                                               --------------   --------------
               TOTAL ENERGY                       145,226,458      213,062,661

               THIS SECTOR IS 46.7% ABOVE YOUR FUND'S COST.

FINANCIALS

               PROPERTY & CASUALTY INSURANCE - 4.6%
  1,027,700    Allstate Corp.                      51,070,405       56,821,533
                                               --------------   --------------
               TOTAL FINANCIALS                    51,070,405       56,821,533

               THIS SECTOR IS 11.3% ABOVE YOUR FUND'S COST.

HEALTH CARE

               BIOTECHNOLOGY - 4.5%
    688,400    Amgen Inc.*<F12>                    45,569,897       54,844,828

               HEALTH CARE EQUIPMENT - 4.7%
    924,200    Fisher Scientific
                 International Inc.*<F12>          56,662,511       57,346,610

               MANAGED HEALTH CARE - 4.8%
    681,100    Coventry Health Care, Inc.*<F12>    50,188,477       58,588,222

               PHARMACEUTICALS - 1.0%
    338,000    Shire Pharmaceuticals Group
                 PLC - SP-ADR                      12,484,062       12,502,620
                                               --------------   --------------
               TOTAL HEALTH CARE                  164,904,947      183,282,280

               THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

INDUSTRIALS

               AEROSPACE & DEFENSE - 0.8%
    265,700    Embraer-Empresa Brasileira de
                 Aeronautica S.A. ADR               9,634,845       10,256,020

               COMMERCIAL PRINTING - 2.9%
    975,500    R. R. Donnelley & Sons Co.          33,790,054       36,161,785

               ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
    457,000    Emerson Electric Co.                31,858,349       32,812,600

               RAILROADS - 3.9%
    674,200    Union Pacific Corp.                 43,320,689       48,340,140
                                               --------------   --------------
               TOTAL INDUSTRIALS                  118,603,937      127,570,545

               THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

               APPLICATION SOFTWARE - 2.6%
  1,135,300    Amdocs Ltd.*<F12>                   33,567,628       31,481,869

               COMMUNICATIONS EQUIPMENT - 10.7%
  2,210,300    Corning Inc.*<F12>                  28,871,413       42,725,099
    815,800    L.M. Ericsson
                 Telephone Co. ADR                 26,371,398       30,054,072
  1,570,600    Juniper Networks, Inc.*<F12>        36,856,129       37,364,574
    965,300    Motorola, Inc.                      18,912,365       21,323,477

               DATA PROCESSING & OUTSOURCED SERVICES - 3.8%
  1,167,800    First Data Corp.                    48,161,116       46,712,000

               SEMICONDUCTORS - 6.9%
  1,826,000    Advanced Micro Devices, Inc.*<F12>  41,748,976       46,015,200
  1,035,800    Analog Devices, Inc.                38,240,269       38,469,612

               SYSTEMS SOFTWARE - 4.3%
  4,258,000    Oracle Corp.*<F12>                  56,679,410       52,756,620
                                               --------------   --------------
               TOTAL INFORMATION TECHNOLOGY       329,408,704      346,902,523

               THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

MATERIALS

               CONSTRUCTION MATERIALS - 0.6%
    151,900    Cemex S.A. de C.V.  SP-ADR           7,591,326        7,944,370

               DIVERSIFIED METALS & MINING - 5.0%
    478,900    Phelps Dodge Corp.                  46,263,447       62,223,477
                                               --------------   --------------
               TOTAL MATERIALS                     53,854,773       70,167,847
                                               --------------   --------------

               THIS SECTOR IS 30.3% ABOVE YOUR FUND'S COST.

               Total common stocks              1,030,990,885    1,175,585,730

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.6% (A)<F13>

               COMMERCIAL PAPER - 2.4%
$ 5,000,000    Countrywide Financial Corp.,
                 due 10/04/05, discount of 3.83%    4,998,404        4,998,404
 10,000,000    Countrywide Financial Corp.,
                 due 10/05/05, discount of 3.85%    9,995,723        9,995,723
 15,200,000    Countrywide Financial Corp.,
                 due 10/06/05, discount of 3.86%   15,191,851       15,191,851
                                               --------------   --------------
               Total commercial paper              30,185,978       30,185,978

               VARIABLE RATE DEMAND NOTE - 0.2%
  2,219,027    U.S. Bank, N.A., 3.59%               2,219,027        2,219,027
                                               --------------   --------------
               Total short-term investments        32,405,005       32,405,005
                                               --------------   --------------
               Total investments               $1,063,395,890    1,207,990,735
                                               --------------
                                               --------------
               Cash and receivables, less
                 liabilities 1.9% (A)<F13>                          22,945,528
                                                                --------------
                 NET ASSETS                                     $1,230,936,263
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value, 100,000,000
               shares authorized), offering
               and redemption price
               ($1,230,936,263 / 39,283,551
               shares outstanding)                                      $31.33
                                                                        ------
                                                                        ------

  *<F12>  Non-dividend paying security.
(A)<F13> Percentages for the various classifications relate to net assets. ADR -- American Depository Receipts

  The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2005

INCOME:
   Dividends                                                      $  6,505,614
   Interest                                                          1,178,766
                                                                  ------------
       Total income                                                  7,684,380
                                                                  ------------
EXPENSES:
   Management fees                                                   8,021,661
   Transfer agent fees                                                 325,092
   Administrative services                                             146,940
   Printing and postage expense                                        133,375
   Registration fees                                                   116,273
   Board of Directors fees and expenses                                 63,239
   Professional fees                                                    56,305
   Custodian fees                                                       47,684
   Insurance expense                                                    15,033
   Other expenses                                                       24,209
                                                                  ------------
       Total expenses                                                8,949,811
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,265,431)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                    67,387,191
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             108,286,530
                                                                  ------------
NET GAIN ON INVESTMENTS                                            175,673,721
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $174,408,290
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2005 and 2004

                                                                                                  2005              2004
                                                                                                  ----              ----
OPERATIONS:
   Net investment loss                                                                       $   (1,265,431)     $ (1,398,938)
   Net realized gain on investments                                                              67,387,191        33,958,803
   Net increase in unrealized appreciation on investments                                       108,286,530        28,410,380
                                                                                             --------------      ------------
       Net increase in net assets resulting from operations                                     174,408,290        60,970,245
                                                                                             --------------      ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (22,380,835 and 8,853,587 shares, respectively)                  642,136,150       215,636,391
   Cost of shares redeemed (4,180,668 and 2,384,780 shares, respectively)                      (117,123,835)      (57,816,638)
                                                                                             --------------      ------------
       Net increase in net assets derived from Fund share activities                            525,012,315       157,819,753
                                                                                             --------------      ------------
       TOTAL INCREASE                                                                           699,420,605       218,789,998

NET ASSETS AT THE BEGINNING OF THE YEAR                                                         531,515,658       312,725,660
                                                                                             --------------      ------------
NET ASSETS AT THE END OF THE YEAR                                                            $1,230,936,263      $531,515,658
  (Includes accumulated net investment loss of ($173,297) and ($112,007), respectively)      --------------      ------------
                                                                                             --------------      ------------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                              FINANCIAL HIGHLIGHTS
  (Selected data for each share of the Fund outstanding throughout each year)

                                                                             YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------

                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $25.21         $21.40         $18.30         $21.31         $37.39

Income from investment operations:
   Net investment loss(1)<F14>                            (0.04)         (0.08)         (0.08)         (0.05)         (0.05)
   Net realized and unrealized gains (losses)
   on investments                                          6.16           3.89           3.18          (2.96)         (5.32)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           6.12           3.81           3.10          (3.01)         (5.37)

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --                        (10.71)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --                        (10.71)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $31.33         $25.21         $21.40         $18.30         $21.31
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN                                              24.28%         17.80%         16.94%        (14.12%)       (19.92%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  1,230,936        531,516        312,726        217,738        271,947
Ratio of expenses to average net assets                    1.12%          1.13%          1.14%          1.13%          1.09%
Ratio of net investment loss
   to average net assets                                  (0.13%)        (0.32%)        (0.41%)        (0.26%)        (0.18%)
Portfolio turnover rate                                   180.5%         247.4%         300.0%         310.7%         274.5%

(1)<F14> Net investment loss per share was calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of this statement.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2005

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

     The Brandywine Fund and Blue Fund pay each of the six independent directors annual fees of $20,000 and $5,000, respectively. The lead independent director and chairman of the audit committee are paid additional fees of $5,000 and $2,500 annually, divided proportionately among all the Funds. All of the independent directors have elected to defer the receipt of all of the compensation they earn as directors through a deferred compensation plan. Under the plan, the compensation credited to the directors is in the form of phantom shares of the Funds. Therefore, the amounts deferred under the plan increase or decrease in value as if they had been invested in shares of the applicable Fund. Each Fund maintains a payable for the directors' deferred compensation and recognizes its change in value as an expense. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2005, the Funds expensed the following directors fees and costs:

                                                    Brandywine           Blue
                                                       Fund              Fund
                                                    ----------           ----
     Directors Fees and Travel Costs
       Paid during the Period                        $127,403          $33,312
     Appreciation in Deferred Compensation
       Plan Phantom Shares                            140,936           29,927
                                                     --------          -------
     Total Director Fees and Related Costs           $268,339          $63,239

     The Board of Directors have agreed to terminate the deferred compensation plan for the Directors. The plan is expected to liquidate on October 31, 2005, and Directors will receive shares in the respective Fund or cash. All subsequent director fees will be paid in shares of the Funds.

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the year ended September 30, 2005, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2005.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Board of Directors has approved a distribution of net realized gains on October 27, 2005 to Brandywine Blue Fund shareholders of record on October 26, 2005. These distributions, which are subject to change, are expected to be $35,062,276 from net short-term capital gains and $11,307,366 from net long-term gains.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the year ended September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                                                 SALE           TRANSACTION        RATIO OF COST TO
                            PURCHASES          PROCEEDS             COST          AVERAGE NET ASSETS
                            ---------          --------         -----------       ------------------
     Brandywine Fund     $6,640,260,747     $7,270,900,052      $19,024,789             0.52%
     Blue Fund            1,885,098,569      1,394,266,029        4,133,045             0.52%

     Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2005, liabilities of each Fund included the following:

                                                            Brandywine                Blue
                                                               Fund                   Fund
                                                            ----------                ----
     Payable to brokers for investments purchased         $  174,606,078         $   27,507,177
     Payable to Adviser for management fees                    3,199,528                949,369
     Deferred compensation plan for Directors                    687,992                173,297
     Payable to shareholders for redemptions                          --                177,515
     Other liabilities                                           419,207                197,670

(7)  SOURCES OF NET ASSETS

     As of September 30, 2005, the sources of net assets were as follows:

     Fund shares issued and outstanding                   $3,696,855,011         $1,040,145,642
     Net unrealized appreciation on investments              624,326,871            144,594,845
     Accumulated net realized (losses) gains                (324,912,209)            46,369,073
     Accumulated net investment loss                            (687,992)              (173,297)
                                                          --------------         --------------
                                                          $3,995,581,681         $1,230,936,263
                                                          --------------         --------------
                                                          --------------         --------------

(8)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of September 30, 2005:

                                             GROSS            GROSS        NET UNREALIZED    DISTRIBUTABLE     DISTRIBUTABLE
                           COST OF         UNREALIZED       UNREALIZED      APPRECIATION        ORDINARY         LONG-TERM
                         INVESTMENTS      APPRECIATION     DEPRECIATION    ON INVESTMENTS        INCOME        CAPITAL GAINS
                         -----------      ------------     ------------    --------------    -------------     -------------
     Brandywine Fund    $3,385,021,786    $670,056,924     $46,000,560      $624,056,364      $        --       $        --
     Blue Fund           1,063,396,460     157,228,296      12,634,021       144,594,275       35,062,276        11,307,366

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                 SEPTEMBER 30, 2005                                   SEPTEMBER 30, 2004
                        -------------------------------------------------------------------     -------------------------------
                           ORDINARY         LONG-TERM       NET CAPITAL                            ORDINARY         LONG-TERM
                            INCOME        CAPITAL GAINS         LOSS           POST-OCTOBER         INCOME        CAPITAL GAINS
                        DISTRIBUTIONS     DISTRIBUTIONS      CARRYOVERS           LOSSES        DISTRIBUTIONS     DISTRIBUTIONS
                        -------------     -------------     -----------        ------------     -------------     -------------
     Brandywine Fund     $         --     $         --      $324,641,701       $         --      $         --      $         --
     Blue Fund           $         --     $         --      $         --       $         --      $         --      $         --

     The Brandywine Fund and the Blue Fund have utilized $683,813,443 and $20,690,320, respectively, of their capital loss carryovers during the year ended September 30, 2005.

     Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2005, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
October 14, 2005

CAPITAL GAINS UPDATEE

 Brandywine Blue Fund will make an October capital gains distribution. The distribution is based on gains realized during the Fund's fiscal year ended September 30, and will be made October 27 to shareholders of record as of October 26. Gains to be distributed total approximately $1.18 per share, including $0.29 in long-term gains and $0.89 in short-term gains.

 Other than shareholders investing through IRAs and other tax-advantaged accounts, the distribution will be taxable to anyone owning shares on the October record date. Please consult your tax adviser if you have questions on how the distribution affects your personal tax situation.

 The realized gains that triggered the distribution reflect the success Brandywine Blue experienced in recent years. Realized gains associated with Brandywine Blue's 19.64 percent annualized return in the three years through September allowed it to offset capital loss carryovers that made distributions unnecessary in the prior four fiscal years.

 Brandywine Fund will not make an October distribution. While Brandywine continues to reduce its capital loss carryovers from previous years, about $2.56 per share remains available to offset gains realized in the future.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                       Beginning         Ending
                                                        Account         Account          Expenses Paid
                                                         Value           Value        During Period*<F15>
                                                        4/01/05         9/30/05         4/01/05-9/30/05
                                                        -------         -------         ---------------
Brandywine Actual $1,000                               $1,000.00       $1,147.10             $5.81
Hypothetical (5% return before expenses)               $1,000.00       $1,019.65             $5.47
Brandywine Blue Actual $1,000                          $1,000.00       $1,131.05             $6.04
Hypothetical (5% return before expenses) $1,000        $1,000.00       $1,019.40             $5.72

*<F15> Expenses are equal to the Funds' annualized expense ratios of 1.08% and 1.12%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

              ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY
                       AND QUARTERLY PORTFOLIO SCHEDULES

   For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 is available on the Funds' website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

        BRANDYWINE FUND AND BRANDYWINE BLUE FUND DIRECTORS AND OFFICERS

                               Position, Term of Office
                               and Length of Time Served
                               and Number of Portfolios
                               in Fund Complex Overseen    Principal Occupation                            Other Directorships Held
Name, Age, Address             by Director or Officer      During Past Five Years                          by Director or Officer
------------------             -------------------------   ----------------------                          ------------------------
Robert F. Birch, 69            Director                    Mr. Birch has been President and Director of    Hyperion Funds (5
8 Knollwood Drive              Indefinite Term since       the New America High Income Fund since 1992,    portfolios), New America
Dover, MA 02030                October, 2001               a high-yield bond fund traded on the New York   High Income Fund
                               3 Portfolios                Stock Exchange.

C. Quentin S. Jackson, 61      Lead Independent            Mr. Jackson is President and Chief Executive    None
c/o Nuclear Electric           Director                    Officer of Nuclear Electric Insurance Ltd., a
Insurance Ltd.                 Indefinite Term since       multibillion-dollar company mutually owned by
1201 Market Street             October, 2001               energy companies. He has been with Nuclear
Suite 1200                     3 Portfolios                Electric since 1980.
Wilmington, DE 19801

Stuart A. McFarland, 58        Director                    Mr. McFarland is Chairman and Chief Executive   Newcastle Investment
c/o Assurance Partners Bank    Indefinite Term since       Officer at Federal City Bancorp and Assurance   Corporation
6903 Rockledge Drive           October, 2001               Partners Bank. From 1999 until 2002, he served
Suite 525                      Audit Committee             as President and Chief Executive of Pedestal
Bethesda, MD 20817             Chairman, June 2004         Inc. Mr. McFarland also served as Chief
                               3 Portfolios                Financial Officer of Fannie Mae, and an
                                                           officer of G.E. Capital.

W. Richard Scarlett III, 66    Director                    Mr. Scarlett is Chairman and Chief Executive    United Bancorporation of
c/o United Bancorporation      Indefinite Term since       Officer of United Bancorporation of Wyoming,    Wyoming, Inc.
of Wyoming, Inc.               October, 2001               Inc., having been with the Bank since 1981.
50 Buffalo Way                 3 Portfolios
Jackson, WY 83001

Marvin N. Schoenhals, 58       Director                    Mr. Schoenhals is Chairman and President of     WSFS Financial Corp.
c/o WSFS Financial             Indefinite Term since       WSFS Financial Corporation, a bank holding
Corporation                    October, 1998               company.
838 Market Street              3 Portfolios
Wilmington, DE 19801

James W. Zug, 65               Director                    Mr. Zug is a retired Partner of                 Amkor Technology, Inc.
5 Radnor Corporate Center,     Indefinite Term since       PricewaterhouseCoopers LLP. He was employed     and Teleflex Inc.
Suite 520                      October, 2001               with PricewaterhouseCoopers and its
100 Matsonford Road            3 Portfolios                predecessors from 1964 until 2000.
Radnor, PA 19087

"Interested Persons" of the Funds*<F16>

                               Position, Term of Office
                               and Length of Time Served
                               and Number of Portfolios
                               in Fund Complex Overseen    Principal Occupation                            Other Directorships Held
Name, Age, Address             by Director or Officer      During Past Five Years                          by Director or Officer
------------------             -------------------------   ----------------------                          ------------------------
William F. D'Alonzo*<F16>, 50  Indefinite Term since       Mr. D'Alonzo joined Friess Associates in 1981   None
c/o Friess Associates          October, 2001               as part of the research team, became Chief
3711 Kennett Pike              President since 2003        Investment Officer in 1997 and Chief Executive
Greenville, DE 19807           Chairman since 2004         Officer in 2002.
                               3 Portfolios

Foster S. Friess*<F16>, 65     Director                    Mr. Friess founded Friess Associates in 1974    None
c/o Friess Associates          Indefinite Term since       with his wife, Lynnette E. Friess. He serves
115 East Snow King Avenue      October, 1985               as Chairman of the Friess Companies.
Jackson, WY 83001              Founder
                               3 Portfolios

Lynda J. Campbell*<F16>, 59    Vice President since 1998   Ms. Campbell joined Friess Associates in 1985,  None
c/o Friess Associates          Secretary since 1990        the year of Brandywine Fund's inception. Ms.
3711 Kennett Pike              3 Portfolios                Campbell is currently Chief Administrative
Greenville, DE 19807                                       Officer of the Friess Companies.

Christopher G. Long*<F16>, 39  Vice President since 2002   Mr. Long joined Friess Associates in 1996, and  None
c/o Friess Associates          Treasurer since 2003        became Chief Operating Officer of the Friess
3711 Kennett Pike              3 Portfolios                Companies in 2001.
Greenville, DE 19807

David D. Marky*<F16>, 40       Vice President since 2002   Mr. Marky joined Friess Associates in 2000,     None
c/o Friess Associates          Chief Compliance Officer    following 13 years with PFPC, Inc. He
3711 Kennett Pike              since 2004                  currently serves as Chief Compliance Officer
Greenville, DE 19807           3 Portfolios                for the Friess Companies and the Brandywine
                                                           Funds.

Paul R. Robinson*<F16>, 82     Vice President since        Mr. Robinson has been a consultant to Friess    None
c/o Friess Associates          1990                        Associates, LLC since June 1985, just six
3711 Kennett Pike              3 Portfolios                months before Brandywine Fund's launch.
Greenville, DE 19807

For additional information about the Directors and Officers, please call
(800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F16> Messrs. D'Alonzo, Friess, Long, Marky and Robinson and Ms. Campbell are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

Brandywine listed among The Wall Street Journal's "Category Kings" for total return in the year ended September 30, 2005. Brandywine earned the distinction by posting the seventh-highest return out of the 720 funds that Lipper includes in its Multicap Core category.

        The Wall Street Journal, "Category Kings in 19 Realms," October 4, 2005.

"Since it was launched 20 years ago...the Brandywine Fund has been one of the country's top mid-cap growth funds. From its inception through July 2005, the fund had an annualized rate of return of 13.8% - topping the S&P 500 Index by an average of 1.7 percentage points each year."

  Bottom Line/Personal, "Growth Stocks From Bill D'Alonzo's Legendary Brandywine
                                                      Fund," September 15, 2005.

"All said, we think Brandywine's stock-picking approach gives it a leg up that's sustainable, making this one of our favorites."

        Morningstar, Inc., "Morningstar's Take - Brandywine defies the norm with unmatched success," August 29, 2005.

"The [Friess] team has had no shortage of ideas and has ably gleaned things that haven't been obvious to the market."

   Morningstar, Inc., "Morningstar's Take - We're impressed by Brandywine Blue's success with large-caps," August 12, 2005

                      P.O. Box 4166, Greenville, DE 19807
       (800) 656-3017       www.brandywinefunds.com        bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

 OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Rebecca Buswell, David Marky, Adam Rieger

IRA INVESTORS . . .

For IRA shareholders, the annual $15 maintenance fee is due on November 4, 2005. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you would prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that 3 members of its audit committee, Mr. Stuart A. McFarland, Mr. Marvin N. Schoenhals and Mr. Robert F. Birch, are audit committee financial experts. Messrs. McFarland, Schoenhals and Birch are "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$27,200 (FY 2005) and $25,400 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)Tax Fees

$ 7,719 (FY 2005) and $5,125 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) $18,100 (FY 2005) and $28,245 (FY 2004) in non-audit fees were billed to the registrant's investment adviser for tax return preparation and AIMR performance verification services.

(h) The Audit Committee of the registrant determined that the non-audit fees billed to the registrant's investment adviser by the principal accountant disclosed in paragraph (g) of this Item 4, was compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Brandywine Fund, Inc. are periodically evaluated. As of October 25, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Fund, Inc. are periodically evaluated. There were no changes to Brandywine Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By /s/ William F. D'Alonzo
        -----------------------
        William F. D'Alonzo Principal Executive Officer

     Date  October 26, 2005
           ----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By /s/ Christopher G. Long
        -----------------------
        Christopher G. Long, Principal Financial Officer

     Date  October 26, 2005
           ----------------